

Household Finance Corporation
Household Revolving Home Equity Loan Trust 1996-2
Revolving Home Equity Loan Asset Backed
Certificates - Series 1996-2
P & S Agreement Date:              November 1, 1996
Original Settlement Date:         November 26, 1996
Series Number of Class A-1 Certificates:  441919AK3

Original Sale Balance:             $776,373,000



Servicer Certificate (Page 1 of 3)
Distribution Date:                                    01/20/2000

Investor Certificateholder Floating Allocation            93.16%
Percentage
Investor Certificateholder Fixed Allocation               97.32%
Percentage

Aggregate Amount of  Collections                   10,882,736.55
     Aggregate Amount of  Interest Collections      2,924,930.75
     Aggregate Amount of  Principal Collections     7,957,805.80

Class A Interest Collections                        2,724,877.29
Class A Principal Collections                       7,622,125.56
Seller Interest Collections                           200,053.46
Seller Principal Collections                          335,680.24

Weighted Average Loan Rate                                13.30%
Net Loan Rate                                             12.30%

Weighted Average Maximum Loan Rate                        18.92%

Class A-1 Certificate Rate                               6.6013%
Maximum Investor Certificate Rate                       12.3000%
Class A-1 Certificate Interest Distributed          1,457,668.70
Class A-1 Investor Certificate Interest                     0.00
Shortfall before Draw
Unpaid Class A-1 Certificate Interest Shortfall             0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall             0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                  0.00


Maximum Principal Dist. Amount (MPDA)               7,744,393.36
Alternative Principal Dist. Amount (APDA)           7,622,125.56
Rapid Amortization Period? (Y=1, N=0)                       0.00
Scheduled Principal  Distribution Amount (SPDA)     7,622,125.56

Principal  allocable to Class A-1                   7,622,125.56

SPDA deposited to Funding Account                           0.00
Subsequent Funding Mortgage Loans Purchased in              0.00
Period
Cumulative Subsequent Funding Mortgage Loans      135,722,113.20
Purchased




Accelerated Principal Distribution Amount                   0.00

APDA allocable to Class A-1                                 0.00


Reimbursement to Credit Enhancer                            0.00

Spread Trigger hit?                                          Yes
Loss Trigger hit?                                             No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss         232,544.41
Amount


Cumulative Investor Liquidation Loss Amount           232,544.41

Total Principal allocable to A-1                    7,854,669.97


Beginning Class A-1 Certificate Principal         256,432,729.18
Balance

Ending Class A-1 Certificate Principal Balance    248,578,059.21




Pool Factor (PF)                                       0.3201787

Servicer Certificate (Page 2 of  3)

Distribution Date:                                    01/20/2000

Retransfer Deposit Amount (non 2.07 transfers)              0.00
Servicing Fees Distributed                            217,011.78
Beg. Accrued and Unpaid Inv. Servicing Fees                 0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd               0.00
End. Accrued and Unpaid Inv. Servicing Fees                 0.00

Number of Mortgage Loans Retransferred pursuant                0
to 2.07
Cumulative Number of Mortgage Loans                            0
Retransferred pursuant to 2.07
Mortgage Loans Retransferred pursuant to 2.07               0.00
($)
Cumulative Mortgage Loans Retransferred                     0.00
pursuant to 2.07 ($)

Aggregate Investor Liquidation Loss Amount            232,544.41
Investor Loss Reduction Amount                              0.00

Beginning Pool Balance                            279,533,066.56
Ending Pool Balance                               271,661,162.20
Beginning Invested Amount                         260,414,133.18
Ending Invested Amount                            252,559,463.21
Beginning Seller Principal Balance                 19,118,933.38
Ending Seller Principal Balance                    19,101,698.99
Additional Balances                                   335,680.24

Beginning Funding Account Balance                           0.00
Ending Funding Account Balance                              0.00
Ending Funding Account Balance % (before any               0.00%
purchase of Subsequent Loans or release to
Certs.)
Ending Funding Account Balance % (after                    0.00%
purchase of Subsequent Loans or release to
Certs.)
Principal Balance of Subsequent Funding Loans              $0.00
Purchased in Period
Principal Collections to purchase Additional               $0.00
Balances and/or paid to Cert.

Investment Earnings on Funding Account                     $0.00

Excess Funding Amount                                      $0.00




Beginning Spread Account Balance                    2,786,983.00
Ending Spread Account Balance                       2,786,983.00

Beginning Seller Interest                                  6.84%
Ending Seller's Interest                                   7.03%

Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts
     Trust Balance                                           718
   60 - 89 days (Del Stat 2)                       24,313,660.04
     No. of Accounts                                         129
     Trust Balance                                  3,888,971.09
   90+ (Del Stat 3+)
     No. of Accounts                                         334
     Trust Balance                                 10,002,994.02
   REO
     No. of Accounts                                          64
     Trust Balance                                  2,517,958.70

Rapid Amortization Event ?                                    No
   Failure to make payment within 5 Business                  No
Days of Required Date ?
   Failure to perform covenant relating to                    No
Trust's Security Interest ?
   Failure to perform other covenants as                      No
described in the Agreement ?
   Breach of Representation or Warranty ?                     No
   Bankruptcy, Insolvency or Receivership                     No
relating to Seller ?
   Subject to Investment Company Act of 1940                  No
Regulation ?
   Servicing Termination ?                                    No
   Aggregate of Credit Enhancement Draw Amounts               No
exceed 1% of the Cut-off Balance and Pre-Funded
Amount

Servicer Certificate (Page 3 of  3)

Distribution Date:                                    01/20/2000

Event of Default ?                                            No
   Failure by Servicer to make payment within 5               No
Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                    No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other                       No
covenants as described in the Agreement?
   Bankruptcy, Insolvency or Receivership                     No
relating to Master Servicer ?
   Trigger Event ?                                            No

Policy Fee Distributed to Credit Enhancer (Paid              N/A
directly from HFC)
Premium Distributed to Credit Enhancer                      0.00
Amount Distributed to Seller                          535,733.70
Master Servicer Credit Facility Amount                      0.00
Guaranteed Principal Distribution Amount                    0.00
Credit Enhancement Draw Amount                              0.00
Spread Account Draw Amount                                  0.00
Capitalized Interest Account Draw                           0.00
Amount re-imbursed to Credit Enhancer                       0.00
(5.01(a)(vi))
Amount paid to Trustee                                      0.00
Cumulative Draw under Policy                                0.00
Net Yield                                                  3.77%


Total  Available Funds
     Aggregate Amount of Collections               10,882,736.55
     Deposit for principal not used to purchase             0.00
subsequent loans
     Interest Earnings on the Funding Account               0.00

     Total                                         10,882,736.55




Application of Available Funds
     Servicing Fee                                    217,011.78
     Prinicpal and Interest to Class A-1            9,312,338.67

     Seller's portion of Principal and Interest       535,733.70
     Funds deposited into Funding Account (Net)             0.00
     Funds deposited into Spread  Account                   0.00
     Excess funds released to Seller                  817,652.40
     Total                                         10,882,736.55








OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and
Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer





Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                    01/20/2000

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000)

Class A Certificateholder Floating Allocation           93.1604%
Percentage
Class A Certificateholder Fixed Allocation              97.3182%
Percentage

Beginning Class A-1 Certificate Balance           256,432,729.18


Class A-1 Certificate Rate                             6.601250%

Class A-1 Certificate Interest Distributed              1.877537

Class A-1 Certificate Interest Shortfall                0.000000
Distributed

Remaining Unpaid Class A-1 Certificate Interest         0.000000
Shortfall


Rapid Amortization Event ?                                    No
Class A-1 Certificate Principal Distributed            10.117134

   Maximum Principal Distribution Amount                9.975094
   Scheduled Principal  Distribution Amount             9.817608
(SPDA)
   Accelerated Principal Distribution Amount            0.000000
   Aggregate Investor Liquidation Loss Amount           0.299527
Distributed

Total Amount Distributed to Certificateholders         11.994671

Principal Collections deposited into Funding                0.00
Account
Ending Funding Account Balance                              0.00

Ending Class A-1 Certificate Balance              248,578,059.21


Class A-1 Factor                                       0.3201787

Pool Factor (PF)                                       0.3201787

Unreimbursed Liquidation Loss Amount                          $0
Accrued Interest on Unreimbursed Liquidation                  $0
Loss Amount
Accrued & Unpaid Interest on Unreimbursed                     $0
Liquidation Loss Amount

Class A Servicing Fee                                 217,011.78

Beginning Invested Amount                         260,414,133.18
Ending Invested Amount                            252,559,463.21
Beginning Pool Balance                            279,533,066.56
Ending Pool Balance                               271,661,162.20

Spread Account Draw Amount                                  0.00
Credit Enhancement Draw Amount                              0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                    01/20/2000

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 1)
     No. of Accounts                                         718
     Trust Balance                                 24,313,660.04

   60 - 89 days (Del Stat 2)
     No. of Accounts                                         129
     Trust Balance                                  3,888,971.09



   90+ (Del Stat 3+)
     No. of Accounts                                         334
     Trust Balance                                 10,002,994.02

   REO
     No. of Accounts                                          64
     Trust Balance                                  2,517,958.70

Aggregate Liquidation Loss Amount for                 167,951.22
Liquidated Loans

Class A-1 Certificate Rate for Next                To be updated
Distribution Date


Amount of any Draws on the Policy                           0.00

Subsequent Mortgage Loans
     No. of Accounts                                        0.00
     Trust Balance                                          0.00
     Cumulative No. of Accounts                         4,332.00
     Cumulative Trust Balance                     135,722,113.20

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred                     0
pursuant to 2.07
    Cumulative Number of Mortgage Loans                        0
Retransferred pursuant to 2.07
    Mortgage Loans Retransferred pursuant to                0.00
2.07 ($)
    Cumulative Mortgage Loans Retransferred                 0.00
pursuant to 2.07 ($)


